                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number  811-21471
                                              -----------------------

                NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2006
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 SEMIANNUAL REPORT JUNE 30, 2006

                        NUVEEN INVESTMENTS
                        EXCHANGE-TRADED
                        CLOSED-END
                        FUNDS

                      NUVEEN
              TAX-ADVANTAGED
                TOTAL RETURN
               STRATEGY FUND
                         JTA

                        OPPORTUNITIES FOR CAPITAL
                        APPRECIATION AND
                        TAX-ADVANTAGED DISTRIBUTIONS
                        FROM A PORTFOLIO OF VALUE
                        EQUITIES AND SENIOR LOANS

                                                                     NUVEEN LOGO

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         dividends and statements from                 dividends and statements directly
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                                                                     NUVEEN LOGO

                                                 (TIMOTHY R. SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder:

      I am very pleased to report that over the six-month period covered by this report, your Fund continued to provide you with attractive tax-advantaged income and capital appreciation potential. For more information on your Fund's performance, please read the Portfolio Managers' Comments, Performance Overview, and Distribution and Share Price Information sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, AN INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY R. SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

August 11, 2006

Nuveen Investments Exchange-Traded Closed-End Funds (JTA)

PORTFOLIO MANAGERS'
          COMMENTS

The Fund features management by two affiliates of Nuveen Investments. The Fund's investments in dividend-paying common or preferred stocks are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund's investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC (Symphony).

Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Jon, Gunther and Lenny talk about general market conditions, their management strategies and the performance of the Fund for the six-month period ended June 30, 2006.

WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?
In the dividend paying stock portion of the Fund's portfolio, there were no changes to our management strategy during the period as the portfolio's assets continued to be well-diversified, and invested in dividend producing common or preferred stocks. We employ an opportunistic approach to investing, utilizing a bottom-up strategy that is focused on identifying attractively valued companies which possess favorable risk/reward characteristics and emerging catalysts that we believe could unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of hidden assets/free options, or a turn in the underlying fundamentals. We also continue to focus on downside protection, and pay a great deal of attention to a company's Balance Sheet and Cash Flow Statement, not just the Income Statement. We focus on cash flow analysis believing it offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the period, we took new positions in five common stock securities, and added to our stakes in several existing holdings. The new investments include CBS Corporation, Clear Channel Communications, Inc., Pfizer Inc., Stora Enso Oyj, and Vodafone Group PLC. Our analyses indicated these companies possessed solid fundamentals, compelling valuations, and an attractive risk/reward relationship. Conversely, we eliminated our positions in Albertson's, Inc., Arkema, Embarq Corp., Kerr-McGee Corporation, Sprint-Nextel Corporation, and Tronox Inc.

We continue to view the leveraged loan market favorably with near historic low default rates over the past 24 months, improved market liquidity and new companies coming to market. In addition, the volatility experienced in the second quarter has presented new opportunities in the new-issue market. Strong investor demand, however, has allowed many deals to be structured with aggressive leverage levels and with weaker credit fundamentals. Concerned about credits we feel are too aggressively leveraged or do not have a strong enough credit profile, we have continued to position the portfolio in a defensive manner, investing only in those senior loans that we believe have sold collateral, appropriate covenants and attractive pricing.

HOW DID THE FUND PERFORM OVER THE PERIOD?
Fund performance results, as well as the performance of a comparative benchmark, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For the six-months ended June 30, 2006


-------------------------------------------------------------------------------------------
JTA                                  7.98%
-------------------------------------------------------------------------------------------
Comparative Benchmark(1)             7.02%
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 The comparative benchmark designed to reflect the portfolio composition of JTA is calculated by combining: 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. See the Performance Overview Page for additional information.

As indicated in the accompanying table, the Nuveen Tax-Advantaged Total Return Strategy Fund posted positive results for the six months ending June 30, 2006. Results exceeded our benchmark by over 90 basis points. Several stocks across the equity portfolio contributed to our out-performance; however, we would note the large gains in Energias de Portugal SA, Kerr-McGee Corp., and POSCO for the period. With a gain of over 50% for the period, our best performing holding was Kerr-McGee, as the company received an all-cash takeover offer from Anadarko Petroleum Corp. Our remaining energy investments posted returns of 5-13% as high oil prices and increased production volumes drove record earnings and cash flows. Increased industry consolidation and positive fundamentals also contributed to the 35% rise in our shares of Korean-based steel manufacturer, POSCO. The portfolio's investment in iron-ore manufacturer Rio Tinto PLC also posted a double-digit gain.

The qualified dividend income (QDI) eligible preferred stock portion of the portfolio outperformed the Merrill Lynch DRD Preferred Index for the first six-months of the year posting a -0.4% return vs. -1.7% for the index. DRD Preferreds continue to outperform longer maturity issues as the Merrill Lynch 15+ year Corporate & Treasury indices returned -4.9% and -5.5%, respectively, for the first half of the year. The JTA portfolio benefited from holding an allocation in floating-rate preferreds as their low effective durations and investor demand allowed their prices to hold steady even as fixed rate preferred prices fell.

One security that positively impacted the performance of the senior loan component of the fund's performance over the first quarter was the Federal Mogul term loan. The Federal Mogul term loan traded up during the period due to the expectation that the company will emerge out of bankruptcy soon. Successful restructuring efforts and financial results show progress on the company's chapter 11 emergence.

The Fund had several positions that constrained performance over this reporting period. Our common stock investments in International Paper Company and Packaging Corp. of America posted modest declines of 4% due to rising cost pressures and weak demand characteristics in the paper industry. Alumina Limited declined 8% on rising cost pressures and concerns of increased Chinese production, and our investments in insurance broker, Aon Corporation, struggled modestly after reporting core operating earnings that were slightly below expectations. The stock had appreciated strongly in the past year, moving its valuation a bit ahead of itself. Notwithstanding the recent softness in the stock price, we believe the Aon story remains very compelling as the company is well-positioned to generate strong revenue growth and margin expansion through ongoing restructuring initiatives and the possible monetization of its underwriting businesses.

One additional position that had a negative impact on the portfolio was D.R. Horton, Inc. The D.R. Horton 7.5% corporate bonds have traded down during the period due to the decrease in new home orders, investor concern about a severe slowdown in homebuilding activity, and increasing mortgage rates.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferred(TM), and entered into a series of short-term borrowing arrangements. This FundPreferred and borrowing provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying investments as well as from net realized capital gains and/or returns of capital, generally representing net unrealized capital gains. The Fund declared a monthly distribution increase in June to $0.1300 per share.

As of June 30, 2006, the Fund was trading at a -2.83% discount to its net asset value. This was less than the average -5.08% discount the Fund exhibited over the course of the entire six-month reporting period.

We are providing shareholders with an estimate of the source of the Fund's monthly distribution as of June 30, 2006. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2006 and reported to you on Form 1099-DIV early in 2007. More details about the Fund's distributions are available monthly on www.nuveen.com/cef.

The Fund estimates that its monthly distribution is comprised of 45% net investment income and, pursuant to the Fund's managed distribution policy, 55% capital appreciation consisting of either net realized capital gains and/or a return of capital, generally representing net unrealized capital gains.

The foregoing presents information about the expected tax characteristics of the Fund's distributions, to conform to a federal securities law requirement that any fund paying distributions from any sources other than net income disclose to shareholders the distribution portions attributable to such other sources. The Fund provides this type of information on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions (and might well be confused by information about distribution characteristics that differed from the tax-based characteristics), and because the Fund also believes that the distributions' tax characteristics fairly represent the economic basis of the Fund's distributions and returns. The breakdown of distribution characteristics according to GAAP likely would differ from the expected tax characteristics shown above.

Nuveen Tax-Advantaged Total Return Strategy Fund
JTA

PERFORMANCE
     OVERVIEW As of June 30, 2006


PORTFOLIO APPLICATION
(as a % of total investments)
-------------------------------------------------------------------------------------
Common Stocks                                                                   72.6%
-------------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                               16%
-------------------------------------------------------------------------------------
$25 Par (or similar) Securities                                                  8.1%
-------------------------------------------------------------------------------------
Corporate Bonds                                                                  1.4%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           1.2%
-------------------------------------------------------------------------------------
Capital Preferred Securities                                                     0.7%
-------------------------------------------------------------------------------------

Bar Chart:
2005-2006 MONTHLY DISTRIBUTIONS PER SHARE


Jul                                                                              0.100
Aug                                                                              0.100
Sep                                                                              0.105
Oct                                                                              0.105
Nov                                                                              0.105
Dec                                                                              0.105
Jan                                                                              0.125
Feb                                                                              0.125
Mar                                                                              0.125
Apr                                                                              0.125
May                                                                              0.125
Jun                                                                              0.130

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.


7/01/05                                                                          19.93
                                                                                 19.94
                                                                                 19.93
                                                                                 20.00
                                                                                 19.97
                                                                                 19.99
                                                                                 20.00
                                                                                 20.00
                                                                                 19.95
                                                                                 19.98
                                                                                 20.00
                                                                                 20.00
                                                                                 19.95
                                                                                 19.95
                                                                                 19.99
                                                                                 19.89
                                                                                 20.00
                                                                                 19.99
                                                                                 20.04
                                                                                 20.00
                                                                                 20.00
                                                                                 20.00
                                                                                 20.15
                                                                                 20.24
                                                                                 20.65
                                                                                 20.39
                                                                                 20.35
                                                                                 20.25
                                                                                 20.29
                                                                                 20.00
                                                                                 20.18
                                                                                 20.10
                                                                                 20.05
                                                                                 19.97
                                                                                 19.84
                                                                                 20.03
                                                                                 19.87
                                                                                 19.87
                                                                                 19.90
                                                                                 19.90
                                                                                 19.94
                                                                                 19.94
                                                                                 19.92
                                                                                 19.85
                                                                                 20.10
                                                                                 20.18
                                                                                 20.20
                                                                                 20.21
                                                                                 20.18
                                                                                 20.40
                                                                                 20.54
                                                                                 20.40
                                                                                 20.45
                                                                                 20.30
                                                                                 20.25
                                                                                 20.35
                                                                                 20.20
                                                                                 20.06
                                                                                 19.98
                                                                                 20.00
                                                                                 19.93
                                                                                 19.89
                                                                                 19.86
                                                                                 19.99
                                                                                 20.19
                                                                                 20.12
                                                                                 20.10
                                                                                 19.91
                                                                                 19.99
                                                                                 19.96
                                                                                 20.03
                                                                                 20.00
                                                                                 19.52
                                                                                 19.54
                                                                                 19.75
                                                                                 19.80
                                                                                 19.65
                                                                                 19.45
                                                                                 19.24
                                                                                 19.25
                                                                                 19.45
                                                                                 19.24
                                                                                 19.27
                                                                                 19.33
                                                                                 19.60
                                                                                 19.80
                                                                                 19.97
                                                                                 19.96
                                                                                 20.00
                                                                                 20.09
                                                                                 20.13
                                                                                 19.94
                                                                                 20.08
                                                                                 19.61
                                                                                 19.93
                                                                                 19.99
                                                                                 19.67
                                                                                 19.97
                                                                                 19.86
                                                                                 19.99
                                                                                 20.02
                                                                                 20.03
                                                                                 20.03
                                                                                 20.20
                                                                                 20.15
                                                                                 20.09
                                                                                 19.94
                                                                                 20.03
                                                                                 20.05
                                                                                 20.02
                                                                                 20.19
                                                                                 20.24
                                                                                 20.28
                                                                                 20.45
                                                                                 20.40
                                                                                 20.15
                                                                                 20.70
                                                                                 20.86
                                                                                 21.09
                                                                                 21.00
                                                                                 20.79
                                                                                 20.90
                                                                                 20.86
                                                                                 21.17
                                                                                 20.95
                                                                                 21.21
                                                                                 21.21
                                                                                 21.37
                                                                                 21.37
                                                                                 21.30
                                                                                 21.00
                                                                                 20.80
                                                                                 20.93
                                                                                 21.50
                                                                                 21.73
                                                                                 21.60
                                                                                 21.82
                                                                                 21.76
                                                                                 21.67
                                                                                 21.60
                                                                                 21.49
                                                                                 21.48
                                                                                 21.31
                                                                                 21.48
                                                                                 21.98
                                                                                 21.98
                                                                                 22.50
                                                                                 21.99
                                                                                 21.80
                                                                                 22.11
                                                                                 22.11
                                                                                 22.25
                                                                                 21.79
                                                                                 21.80
                                                                                 21.90
                                                                                 22.00
                                                                                 22.03
                                                                                 21.60
                                                                                 21.67
                                                                                 21.84
                                                                                 22.10
                                                                                 22.15
                                                                                 22.29
                                                                                 22.60
                                                                                 22.59
                                                                                 22.75
                                                                                 22.77
                                                                                 22.77
                                                                                 22.67
                                                                                 22.67
                                                                                 22.74
                                                                                 22.80
                                                                                 22.42
                                                                                 22.15
                                                                                 21.87
                                                                                 21.78
                                                                                 21.88
                                                                                 21.96
                                                                                 22.15
                                                                                 22.19
                                                                                 22.45
                                                                                 22.72
                                                                                 22.56
                                                                                 22.40
                                                                                 22.65
                                                                                 22.99
                                                                                 22.65
                                                                                 22.85
                                                                                 22.97
                                                                                 22.60
                                                                                 22.39
                                                                                 22.28
                                                                                 22.30
                                                                                 22.24
                                                                                 22.28
                                                                                 22.18
                                                                                 22.15
                                                                                 21.97
                                                                                 22.11
                                                                                 21.95
                                                                                 21.50
                                                                                 21.61
                                                                                 21.70
                                                                                 21.86
                                                                                 21.98
                                                                                 22.08
                                                                                 21.97
                                                                                 21.95
                                                                                 21.95
                                                                                 22.00
                                                                                 22.00
                                                                                 21.90
                                                                                 22.40
                                                                                 22.44
                                                                                 22.30
                                                                                 22.37
                                                                                 22.47
                                                                                 22.27
                                                                                 22.10
                                                                                 21.92
                                                                                 21.74
                                                                                 21.60
                                                                                 22.00
                                                                                 21.35
                                                                                 21.64
                                                                                 21.51
                                                                                 20.84
                                                                                 21.15
                                                                                 21.27
                                                                                 21.72
                                                                                 21.77
                                                                                 21.44
                                                                                 21.67
                                                                                 21.99
                                                                                 22.45
                                                                                 22.34
                                                                                 22.20
                                                                                 22.03
                                                                                 22.09
                                                                                 22.23
                                                                                 22.40
                                                                                 22.20
                                                                                 22.16
                                                                                 22.00
                                                                                 22.09
                                                                                 22.05
                                                                                 22.25
                                                                                 22.34
                                                                                 22.31
                                                                                 22.20
                                                                                 22.46
                                                                                 22.50
                                                                                 22.35
                                                                                 22.49
6/30/06                                                                          22.69


FUND SNAPSHOT

----------------------------------------------------------------------
Common Share Price                                              $22.69
----------------------------------------------------------------------
Common Share Net Asset Value                                    $23.35
----------------------------------------------------------------------
Premium/(Discount) to NAV                                       -2.83%
----------------------------------------------------------------------
Current Distribution Rate(1)                                     6.88%
----------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                          $323,517
----------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/27/04)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month
(Cumulative)                                                       9.82%        7.98%

-------------------------------------------------------------------------------------
1-Year                                                            24.28%       18.91%

-------------------------------------------------------------------------------------
Since
Inception                                                         12.48%       15.43%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------
Diversified Telecommunication Services                         8.6%
-------------------------------------------------------------------
Tobacco                                                        6.8%
-------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                    6.1%
-------------------------------------------------------------------
Aerospace & Defense                                            5.8%
-------------------------------------------------------------------
Diversified Financial Services                                 5.8%
-------------------------------------------------------------------
Commercial Banks                                               5.6%
-------------------------------------------------------------------
Insurance                                                      5.4%
-------------------------------------------------------------------
Electric Utilities                                             5.1%
-------------------------------------------------------------------
Thrifts & Mortgage Finance                                     5.0%
-------------------------------------------------------------------
Media                                                          4.9%
-------------------------------------------------------------------
Metals & Mining                                                4.3%
-------------------------------------------------------------------
Multi-Utilities                                                3.3%
-------------------------------------------------------------------
Commercial Services & Supplies                                 3.2%
-------------------------------------------------------------------
Hotels, Restaurants & Leisure                                  3.1%
-------------------------------------------------------------------
Pharmaceuticals                                                2.9%
-------------------------------------------------------------------
Household Products                                             2.9%
-------------------------------------------------------------------
Paper & Forest Products                                        2.9%
-------------------------------------------------------------------
Household Durables                                             2.5%
-------------------------------------------------------------------
Containers & Packaging                                         1.9%
-------------------------------------------------------------------
Other                                                         13.9%
-------------------------------------------------------------------


COUNTRIES
(as a % of total investments)

-------------------------------------------------------------------
United States                                                 79.1%
-------------------------------------------------------------------
United Kingdom                                                 6.5%
-------------------------------------------------------------------
South Korea                                                    4.4%
-------------------------------------------------------------------
Italy                                                          3.1%
-------------------------------------------------------------------
Portugal                                                       1.7%
-------------------------------------------------------------------
Other                                                          5.2%
-------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Shareholder
       MEETING REPORT

The shareholder meeting was held in the offices of Nuveen Investments on March 29, 2006.

-------------------------------------------------------------------------------------------
   APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Common and
                                                                  Preferred       Preferred
                                                              shares voting   shares voting
                                                                   together        together
                                                                 as a class      as a class
-------------------------------------------------------------------------------------------
Robert P. Bremner
    For                                                        13,020,521            --
    Withhold                                                       94,654            --
-------------------------------------------------------------------------------------------
   Total                                                       13,115,175            --
-------------------------------------------------------------------------------------------
Lawrence H. Brown
    For                                                        12,999,869            --
    Withhold                                                      115,306            --
-------------------------------------------------------------------------------------------
   Total                                                       13,115,175            --
-------------------------------------------------------------------------------------------
Jack B. Evans
    For                                                        13,018,544            --
    Withhold                                                       96,631            --
-------------------------------------------------------------------------------------------
   Total                                                       13,115,175            --
-------------------------------------------------------------------------------------------
William C. Hunter
    For                                                        13,022,184            --
    Withhold                                                       92,991            --
-------------------------------------------------------------------------------------------
   Total                                                       13,115,175            --
-------------------------------------------------------------------------------------------
David J. Kundert
    For                                                        13,020,116            --
    Withhold                                                       95,059            --
-------------------------------------------------------------------------------------------
   Total                                                       13,115,175            --
-------------------------------------------------------------------------------------------
William J. Schneider
    For                                                                --         1,707
    Withhold                                                           --             1
-------------------------------------------------------------------------------------------
   Total                                                               --         1,708
-------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                                --         1,707
    Withhold                                                           --             1
-------------------------------------------------------------------------------------------
   Total                                                               --         1,708
-------------------------------------------------------------------------------------------
Judith M. Stockdale
    For                                                        13,035,124            --
    Withhold                                                       80,051            --
-------------------------------------------------------------------------------------------
   Total                                                       13,115,175            --
-------------------------------------------------------------------------------------------
Eugene S. Sunshine
    For                                                        13,021,234            --
    Withhold                                                       93,941            --
-------------------------------------------------------------------------------------------
   Total                                                       13,115,175            --
-------------------------------------------------------------------------------------------

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Portfolio of
        INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 100.0% (72.6% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 6.3%
   140,000   Lockheed Martin Corporation                                                                         $   10,043,600
   235,000   Raytheon Company                                                                                        10,473,950
-------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                               20,517,550
             ------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 5.0%
   150,000   Wachovia Corporation                                                                                     8,112,000
   120,000   Wells Fargo & Company                                                                                    8,049,600
-------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                  16,161,600
             ------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 3.6%
   285,000   Pitney Bowes Inc.                                                                                       11,770,499
-------------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 2.0%
   300,000   Packaging Corp. of America                                                                               6,606,000
-------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 6.8%
   275,000   Citigroup Inc.                                                                                          13,265,999
   205,000   JPMorgan Chase & Co.                                                                                     8,610,000
-------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                    21,875,999
             ------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 10.6%
   385,000   AT&T Inc.                                                                                               10,737,650
   343,000   KT Corporation, Sponsored ADR                                                                            7,357,350
   235,000   Telecom Italia S.p.A., Sponsored ADR                                                                     6,041,850
   301,500   Verizon Communications Inc.                                                                             10,097,235
-------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                            34,234,085
             ------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 4.2%
   187,100   EDP - Energias de Portugal, S.A., Sponsored ADR                                                          7,356,772
             Korea Electric Power Corporation (KEPCO),
   323,000    Sponsored ADR                                                                                           6,124,080
-------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                13,480,852
             ------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 1.7%
   240,625   J. Sainsbury PLC, Sponsored ADR                                                                          5,895,313
-------------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 2.5%
   307,000   Newell Rubbermaid Inc.                                                                                   7,929,810
-------------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 3.1%
   160,000   Kimberly-Clark Corporation                                                                               9,872,000
-------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 4.4%
   214,300   Aon Corporation                                                                                          7,461,926
    80,000   Hartford Financial Services Group, Inc.                                                                  6,768,000
-------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                         14,229,926
             ------------------------------------------------------------------------------------------------------------------
             MEDIA - 3.4%
   200,000   CBS Corporation, Class B                                                                                 5,410,000
   176,600   Clear Channel Communications, Inc.                                                                       5,465,770
-------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                             10,875,770
             ------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 5.5%
   236,900   Alumina Limited, Sponsored ADR                                                                           4,761,690
    90,000   POSCO, ADR                                                                                               6,021,000
    33,500   Rio Tinto PLC, Sponsored ADR                                                                             7,025,285
-------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                   17,807,975
             ------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 3.9%
   110,000   Dominion Resources, Inc.                                                                            $    8,226,900
   180,000   United Utilities PLC, Sponsored ADR                                                                      4,267,800
-------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                   12,494,700
             ------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 8.5%
    80,000   Chevron Corporation                                                                                      4,964,800
   113,400   ConocoPhillips                                                                                           7,431,102
   132,500   Eni S.p.A., Sponsored ADR                                                                                7,784,375
   110,000   Total SA, Sponsored ADR                                                                                  7,207,200
-------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                       27,387,477
             ------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 3.4%
   220,000   International Paper Company                                                                              7,106,000
   270,200   Stora Enso Oyj, Sponsored ADR                                                                            3,777,396
-------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                           10,883,396
             ------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 4.0%
   230,000   Merck & Co. Inc.                                                                                         8,378,900
   198,000   Pfizer Inc.                                                                                              4,647,060
-------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                   13,025,960
             ------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 2.6%
    90,000   Union Pacific Corporation                                                                                8,366,400
-------------------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 6.9%
   212,000   Fannie Mae                                                                                              10,197,200
   265,000   IndyMac Bancorp, Inc.                                                                                   12,150,249
-------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                        22,347,449
             ------------------------------------------------------------------------------------------------------------------
             TOBACCO - 9.3%
   235,000   Altria Group, Inc.                                                                                      17,256,046
   250,000   Loews Corp - Carolina Group                                                                             12,842,499
-------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                           30,098,545
             ------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 2.3%
   352,000   Vodafone Group PLC                                                                                       7,497,600
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $267,902,886)                                                                323,358,906
             ------------------------------------------------------------------------------------------------------------------
    SHARES   DESCRIPTION (1)                                          COUPON                     RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) SECURITIES - 11.1% (8.1% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 1.1%
    25,000   Goldman Sachs Group Inc., (6)                            5.843%                              A2     $      639,063
    20,000   Goldman Sachs Group Inc., (6)                            6.200%                              A2            494,000
    77,700   Lehman Brothers Holdings Inc., Series F, (6)             6.500%                              A-          1,949,493
    25,000   Merrill Lynch & Co., Inc., (6)                           5.880%                              A2            634,250
-------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    3,716,806
             ------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 2.7%
    23,500   Abbey National PLC, Series B                             7.375%                               A            614,760
    41,100   Abbey National PLC, Series C                             7.375%                              A2          1,052,160
    40,000   ABN AMRO Capital Trust Fund VII                          6.080%                               A            905,600
    25,000   Banco Santander                                          6.410%                              A2            600,000
    50,000   HSBC USA Inc., Series G                                  5.825%                              A2          1,286,000
    50,000   HSBC USA Inc., (6)                                       6.500%                               A          1,264,065
    40,000   Royal Bank of Scotland Group PLC, Series M               6.400%                              A1            961,600
    40,000   Royal Bank of Scotland Group PLC, Series N               6.350%                              A1            946,000
    40,000   U.S. Bancorp, Series B                                   6.100%                              A1          1,017,500
-------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   8,647,685
             ------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.6%
    35,600   SLM Corporation, Series A, (6)                           6.970%                            BBB+          1,897,480
-------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 1.3%
    10,000   CIT Group Inc., Series A, (6)                            6.350%                            BBB+            245,100
    19,500   Citigroup Inc., Series F, (6)                            6.365%                             Aa3            980,850
    28,900   Citigroup Inc., Series H, (6)                            6.231%                             Aa3          1,469,565

    SHARES   DESCRIPTION (1)                                          COUPON                     RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES (continued)
    48,400   ING Group N.V.                                           7.200%                               A     $    1,234,684
     5,000   ING Group N.V.                                           7.050%                               A            126,150
-------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                     4,056,349
             ------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 1.4%
    39,500   Alabama Power Company, Series A, (6)                     5.300%                            BBB+            895,465
    34,700   Interstate Power and Light Company, (6)                  7.100%                            Baa2            900,292
    40,000   Mississippi Power Company                                5.250%                              A3            919,800
    40,000   PPL Electric Utilities Corporation                       6.250%                             BBB            972,500
    40,000   Savannah Electric and Power Company                      6.000%                            BBB+            969,000
-------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 4,657,057
             ------------------------------------------------------------------------------------------------------------------
             INSURANCE - 2.6%
    50,300   Ace Ltd., Series C                                       7.800%                            Baa2          1,300,255
    25,000   Aegon N.V., Series 1                                     6.085%                              A-            634,375
    60,000   Aegon N.V.                                               6.375%                              A-          1,406,400
    20,000   Arch Capital Group Limited                               8.000%                            Baa3            508,800
    50,000   Endurance Specialty Holdings Limited                     7.750%                            Baa3          1,205,500
    40,000   Genworth Financial Inc., Series A                        5.250%                            BBB+          1,968,752
    30,000   Prudential PLC                                           6.750%                               A            734,100
    30,000   Prudential PLC                                           6.500%                              A-            725,700
-------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                          8,483,882
             ------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 1.4%
    20,000   Fannie Mae, (6)                                          5.500%                             AA-            856,000
    19,800   Fannie Mae, (6)                                          5.125%                             AA-            825,660
    18,400   Federal Home Loan Mortgage Corporation, (6)              6.000%                             AA-            886,880
    20,000   Federal Home Loan Mortgage Corporation, (6)              5.700%                             AA-            886,400
    26,900   Federal Home Loan Mortgage Corporation, (6)              5.000%                             AA-          1,065,240
-------------------------------------------------------------------------------------------------------------------------------
             Total U.S. Agency                                                                                        4,520,180
             ------------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) SECURITIES (COST
              $37,544,282)                                                                                           35,979,439
             ------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (2)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 22.0% (16.0% OF TOTAL INVESTMENTS) (4)
               AEROSPACE & DEFENSE - 1.7%
 $    1,640    Hexcel Corporation, Term Loan B                          6.813%          3/01/12             BB-     $    1,645,077
      1,817    K&F Industries, Inc., Term Loan C                        7.110%         11/18/12              B2          1,820,452
      1,613    Vought Aircraft Industries, Inc., Term Loan              8.000%         12/22/11              B+          1,627,378
               Vought Aircraft Industries, Inc., Tranche B,
        364     Letter of Credit                                        7.329%         12/22/10              B+            365,682
----------------------------------------------------------------------------------------------------------------------------------
      5,434    Total Aerospace & Defense                                                                                 5,458,589
----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.6%
      2,000    Federal-Mogul Corporation, Term Loan A, (5)              7.600%          2/24/04             N/R          1,940,417
----------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 0.6%
      1,774    PP Holding Corporation, Term Loan                        8.350%         11/12/11               B          1,791,522
----------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.6%
      1,980    Rockwood Specialties Group, Inc., Term Loan E            7.126%          7/30/12              B+          1,986,325
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.8%
        696    Allied Waste North America, Inc., Letter of Credit       5.750%          3/21/12              B1            693,778
      1,792    Allied Waste North America, Inc., Term Loan B            6.759%          1/15/12              B1          1,786,677
----------------------------------------------------------------------------------------------------------------------------------
      2,488    Total Commercial Services & Supplies                                                                      2,480,455
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.6%
               Smurfit-Stone Container Corporation,
        175     Deposit-Funded Commitment                               7.584%         11/01/11              B+            175,570
      1,250    Smurfit-Stone Container Corporation, Term Loan B         7.984%         11/01/11              B+          1,256,713
        424    Smurfit-Stone Container Corporation, Term Loan C         7.459%         11/01/11              B+            426,332
        133    Smurfit-Stone Container Corporation, Tranche C-1         7.375%         11/01/11              B+            133,782
----------------------------------------------------------------------------------------------------------------------------------
      1,982    Total Containers & Packaging                                                                              1,992,397
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 0.3%
        824    Alderwoods Group, Inc., Term Loan B-2                    7.082%          9/29/09              B1            826,167
----------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (2)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
 $    2,000    Cebridge III LLC., Term Loan B                           7.379%         11/05/13              B+     $    1,991,071
      2,000    Madison River Capital LLC, Term Loan                     7.260%          7/29/12              B+          2,006,875
----------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Diversified Telecommunication Services                                                              3,997,946
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.3%
        995    Mirant Corporation, Term Loan                            7.100%          1/03/13             BB-            994,378
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.6%
      1,583    Sensus Metering Systems Inc., Term Loan B-1              6.929%         12/17/10              B2          1,585,576
        210    Sensus Metering Systems Inc., Term Loan B-2              7.351%         12/17/10              B2            210,612
----------------------------------------------------------------------------------------------------------------------------------
      1,793    Total Electrical Equipment                                                                                1,796,188
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 1.5%
      1,878    Davita Inc., Term Loan B                                 7.153%         10/05/12              B1          1,884,527
      1,940    IASIS Healthcare LLC, Term Loan B                        7.264%          6/22/11              B+          1,954,146
        998    Quintiles Transnational Corporation, Term Loan B         7.500%          3/31/13              B1            998,280
----------------------------------------------------------------------------------------------------------------------------------
      4,816    Total Health Care Providers & Services                                                                    4,836,953
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 3.0%
      1,995    24 Hour Fitness Worldwide, Inc., Term Loan B             7.809%          6/08/12               B          2,010,586
        122    Cracker Barrel Delayed Draw Term Loan B-2, (7) (8)       0.750%          4/28/13              BB               (229)
        878    Cracker Barrel Term Loan B-1                             6.630%          4/28/18              BB            876,724
      1,955    Jack in the Box Inc., Term Loan B                        6.613%          1/08/11              BB          1,965,182
      1,985    Penn National Gaming, Inc., Term Loan B                  6.911%         10/03/12              BB          1,993,271
      1,000    Pinnacle Entertainment Inc., Term Loan                   7.300%         12/14/11              B1          1,004,063
      2,000    Venetian Casino Resort, LLC, Term Loan                   7.250%          6/15/11             BB-          2,004,688
----------------------------------------------------------------------------------------------------------------------------------
      9,935    Total Hotels, Restaurants & Leisure                                                                       9,854,285
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.4%
      1,308    Sealy Mattress Company, Term Loan D                      7.041%          4/06/12             BB-          1,311,471
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.9%
      2,933    Solo Cup Company, Term Loan                              7.842%          2/27/11              B2          2,946,246
----------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.4%
      1,180    Conseco, Inc., Term Loan                                 6.958%          6/22/10             BB-          1,182,451
----------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 1.1%
               Fidelity National Information Services, Term Loan
      1,730     B                                                       6.920%          3/09/13             BB+          1,731,149
      1,980    SunGard Data Systems Inc., Term Loan B                   7.660%          2/11/13              B+          1,989,075
----------------------------------------------------------------------------------------------------------------------------------
      3,710    Total IT Services                                                                                         3,720,224
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.3%
        760    Dresser-Rand Group, Inc., Term Loan                      7.092%         10/10/10              B+            767,151
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 3.4%
               Cablevision Systems Corporation, Incremental Term
      1,995     Loan                                                    6.886%          3/24/13             Ba3          1,987,311
      2,000    Charter Communications Inc., Term Loan B                 7.755%          4/28/13               B          2,006,324
        798    Emmis Operating Company, Term Loan                       7.047%         11/10/11              B+            800,910
      1,995    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B           7.749%          4/08/12              B+          2,007,016
      1,896    Regal Cinemas Corporation, Term Loan                     7.238%         11/10/10             BB-          1,896,330
      2,193    WMG Acquisition Corp., Term Loan                         7.222%          2/28/11              B+          2,200,899
----------------------------------------------------------------------------------------------------------------------------------
     10,877    Total Media                                                                                              10,898,790
----------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.4%
      1,032    Amsted Industries Incorporated, Delayed Draw Term        2.000%          4/05/11              B1             (7,738)
                 Loan B, (7) (8)
      1,435    Amsted Industries Incorporated, Term Loan B              7.069%          4/05/13              B1          1,445,995
----------------------------------------------------------------------------------------------------------------------------------
      2,467    Total Metals & Mining                                                                                     1,438,257
----------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.6%
        371    NRG Energy Inc., Credit Linked Deposit                   7.499%          2/01/13             BB-            372,081
      1,625    NRG Energy Inc., Term Loan                               7.231%          2/01/13             BB-          1,628,202
----------------------------------------------------------------------------------------------------------------------------------
      1,996    Total Multi-Utilities                                                                                     2,000,283
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.6%
      1,990    Georgia-Pacific Corporation, Term Loan B                 7.340%         12/20/12             BB-          1,988,446
----------------------------------------------------------------------------------------------------------------------------------

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (2)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.2%
 $    1,000    Capital Automotive LP., Term Loan                        6.860%         12/16/10             BB+     $      999,170
      1,500    LNR Property Corporation, Term Loan B, WI/DD                TBD              TBD              B2          1,506,563
      1,438    LNR Property Corporation, Term Loan                      8.132%          2/03/08              B2          1,440,208
----------------------------------------------------------------------------------------------------------------------------------
      3,938    Total Real Estate Management & Development                                                                3,945,941
----------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.9%
        196    Brenntag Holdings, Acquisition Facility Term Loan        7.440%          1/20/14              B2            198,327
        804    Brenntag Holdings, Term Loan                             7.440%          1/20/14              B-            810,467
        337    United Rentals Inc., Credit Linked Deposit               5.340%          2/13/11              B2            337,825
      1,646    United Rentals Inc., Term Loan B                         7.360%          2/14/11              B2          1,651,117
----------------------------------------------------------------------------------------------------------------------------------
      2,983    Total Trading Companies & Distributors                                                                    2,997,736
----------------------------------------------------------------------------------------------------------------------------------
               TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST
 $   72,163     $70,945,999)                                                                                            71,152,618
----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY     RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 1.9% (1.4% OF TOTAL INVESTMENTS)
               HOTELS, RESTAURANTS & LEISURE - 1.3%
 $    2,000    MGM Mirage, Inc.                                         6.750%          8/01/07              BB     $    2,017,500
      2,000    Park Place Entertainment                                 8.875%          9/15/08             BB+          2,105,000
----------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Hotels, Restaurants & Leisure                                                                       4,122,500
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.6%
      2,000    D.R. Horton, Inc.                                        7.500%         12/01/07            BBB-          2,034,036
----------------------------------------------------------------------------------------------------------------------------------
 $    6,000    TOTAL CORPORATE BONDS (COST $6,251,605)                                                                   6,156,536
----------------------------------------------------------------------------------------------------------------------------------
     SHARES    DESCRIPTION (1)                                         COUPON          MATURITY     RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL PREFERRED SECURITIES - 1.0% (0.7% OF TOTAL INVESTMENTS)
               ELECTRIC UTILITIES - 1.0%
     12,400    Consolidated Edison Company of New York Inc.             5.000%          8/01/53              A3     $    1,078,800
      5,000    Southern California Edison Company                       6.125%         12/31/55            BBB-            470,313
      9,000    Southern California Edison Company, Series A             5.349%          4/27/35            BBB-            892,407
     10,000    Southern California Edison Company, Series C             6.000%          4/30/56            BBB-            936,250
----------------------------------------------------------------------------------------------------------------------------------
               Total Electric Utilities                                                                                  3,377,770
               -------------------------------------------------------------------------------------------------------------------
               TOTAL CAPITAL PREFERRED SECURITIES (COST
                $3,461,270)                                                                                              3,377,770
               -------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 1.7% (1.2% OF TOTAL INVESTMENTS)
               Repurchase Agreement with State Street Bank, dated
 $    5,384     6/30/06, repurchase price $5,385,367,  collateralized by
                $4,630,000  U.S. Treasury Bonds, 7.500%,
                due 11/15/16 value 5,495,954                            4.130%          7/03/06                     $    5,383,514
-----------
----------------------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $5,383,514)                                                            5,383,514
               -------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS (COST $391,489,556) - 137.7%                                                          445,408,783
               -------------------------------------------------------------------------------------------------------------------
               FUNDNOTES - (24.1)%                                                                                     (78,000,000)
               -------------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - 0.3%                                                                      1,108,470
               -------------------------------------------------------------------------------------------------------------------
               FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (13.9)%                                                    (45,000,000)
               -------------------------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                        $  323,517,253
               -------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      At or subsequent to June 30, 2006, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (6)      Investment is eligible for the Dividends Received Deduction.
        (7)      Position represents an unfunded Senior Loan commitment outstanding at June 30, 2006.
        (8)      Negative value represents unrealized depreciation on Senior Loan commitment at June 30,
                 2006.
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
        ADR      American Depositary Receipt.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES June 30, 2006 (Unaudited)

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $391,489,556)                     $ 445,408,783
Receivables:
  Dividends                                                         965,240
  Interest                                                          775,729
  Investments sold                                                  144,078
  Reclaims                                                           46,742
Deferred FundNotes offering costs                                 1,690,024
Other assets                                                         27,203
---------------------------------------------------------------------------
     Total assets                                               449,057,799
---------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      372,290
Payable for investments purchased                                 1,858,406
FundNotes                                                        78,000,000
Accrued expenses:
  Management fees                                                   205,395
  Other                                                              83,801
FundNotes interest payable                                           10,790
FundPreferred share dividends payable                                 9,864
---------------------------------------------------------------------------
     Total liabilities                                           80,540,546
---------------------------------------------------------------------------
FundPreferred shares, at liquidation value                       45,000,000
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 323,517,253
---------------------------------------------------------------------------
Common shares outstanding                                        13,855,240
---------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $       23.35
---------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Common shares, $.01 par value per share                       $     138,552
Paid-in surplus                                                 262,780,022
Undistributed (Over-distribution of) net investment income       (5,304,166)
Accumulated net realized gain (loss) from investments            11,983,618
Net unrealized appreciation (depreciation) of investments        53,919,227
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 323,517,253
---------------------------------------------------------------------------
Authorized shares:
  Common                                                          Unlimited
  FundPreferred                                                   Unlimited
---------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Six Months Ended June 30, 2006 (Unaudited)

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $172,180)            $ 6,702,163
Interest                                                           2,700,744
Fees                                                                   3,920
-----------------------------------------------------------------------------
Total investment income                                            9,406,827
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                    1,960,974
FundNotes interest expense and amortization of offering
  costs                                                            1,721,872
FundNotes and FundPreferred shares - auction fees                    152,487
FundNotes and FundPreferred shares - dividend disbursing
  agent fees                                                           8,678
Shareholders' servicing agent fees and expenses                          623
Custodian's fees and expenses                                         64,014
Trustees' fees and expenses                                            8,519
Professional fees                                                     11,636
Shareholders' reports - printing and mailing expenses                 33,710
Stock exchange listing fees                                            4,871
Investor relations expense                                            23,061
Other expenses                                                        11,373
-----------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                    4,001,818
  Custodian fee credit                                                (1,782)
  Expense reimbursement                                             (706,002)
-----------------------------------------------------------------------------
Net expenses                                                       3,294,034
-----------------------------------------------------------------------------
Net investment income                                              6,112,793
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                         12,138,134
Change in net unrealized appreciation (depreciation) of
  investments                                                      7,180,054
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           19,318,188
-----------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From and in excess of net investment income                         (905,475)
From accumulated net realized gains                                       --
-----------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to FundPreferred shareholders                  (905,475)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $24,525,506
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS (Unaudited)

                                                                 SIX MONTHS
                                                                      ENDED        YEAR ENDED
                                                                    6/30/06          12/31/05
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $  6,112,793      $ 11,442,855
Net realized gain (loss) from investments                       12,138,134        12,944,299
Change in net unrealized appreciation (depreciation) of
  investments                                                    7,180,054        11,499,504
Distributions to FundPreferred shareholders:
  From and in excess of net investment income                     (905,475)               --
  From net investment income                                            --          (684,143)
  From accumulated net realized gains                                   --          (688,954)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares
  from operations                                               24,525,506        34,513,561
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                    (10,460,706)               --
From net investment income                                              --       (10,801,295)
From accumulated net realized gains                                     --       (12,626,529)
---------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                         (10,460,706)      (23,427,824)
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
FundPreferred shares offering costs adjustments                         --           (82,512)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from
  capital share transactions                                            --           (82,512)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                        14,064,800        11,003,225
Net assets applicable to Common shares at the beginning of
  period                                                       309,452,453       298,449,228
---------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period   $323,517,253      $309,452,453
---------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of period                                        $ (5,304,166)     $    (50,778)
---------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CASH FLOWS Six Months Ended June 30, 2006 (Unaudited)

----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                      $  24,525,506
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations
  to net cash provided by (used in) operating activities:
  Purchases of investments                                      (52,550,318)
  Proceeds from sales of investments                             49,785,483
  Proceeds from (Purchases of) short-term investments, net        7,756,868
  Amortization/(Accretion) of premiums and discounts, net            92,626
  (Increase) Decrease in receivable for dividends                   245,745
  (Increase) Decrease in receivable for interest                    (74,949)
  (Increase) Decrease in receivable for investments sold           (111,657)
  (Increase) Decrease in receivable for reclaims                    (16,080)
  (Increase) Decrease in other assets                               (17,312)
  Increase (Decrease) in payable for investments purchased         (275,018)
  Increase (Decrease) in accrued management fees                     (5,178)
  Increase (Decrease) in accrued other liabilities                  (30,587)
  Increase (Decrease) in FundPreferred share dividends
  payable                                                            (6,784)
  Net realized (gain) loss from investments                     (12,138,134)
  Net realized (gain) loss from paydowns                             63,012
  Change in net unrealized (appreciation) depreciation of
  investments                                                    (7,180,054)
----------------------------------------------------------------------------
  Net cash provided by (used in) operating activities            10,063,169
----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                  (10,460,706)
FundNotes:
  (Increase) Decrease in deferred FundNotes offering costs           30,396
  Increase (Decrease) in FundNotes interest payable*                 (5,149)
----------------------------------------------------------------------------
  Net cash provided by (used in) financing activities           (10,435,459)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                    (372,290)
Cash at the beginning of period                                          --
----------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                     $    (372,290)
----------------------------------------------------------------------------

* Cash paid for interest on FundNotes (excluding amortization of FundNotes offering costs) during the six months ended June 30, 2006, was $1,696,625.

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JTA." The Fund was organized as a Massachusetts business trust on October 1, 2003.

The Fund seeks to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred securities that are eligible to pay tax-advantaged dividends, as well as senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield debt securities, that are not eligible to pay tax-advantaged dividends.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2006, the Fund had outstanding when-issued/delayed delivery purchase commitments of $1,500,000.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2005, are reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2006, are provisionally classified as being "From and in excess of net investment income", and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income as of June 30, 2006, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2006, reflect an over-distribution of net investment income.

FundNotes
The Fund has issued and outstanding 3,120 Series F FundNotes, $25,000 stated value per share, that mature on April 24, 2034. The interest rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. For the six months ended June 30, 2006, the average daily balance of FundNotes was $78 million with an average annualized interest rate (including amortization of the FundNotes offering costs) of 4.45%.

FundPreferred Shares
The Fund has issued and outstanding 1,800 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Derivative Financial Instruments
The Fund is authorized to invest in derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the six months ended June 30, 2006.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Costs incurred by the Fund in connection with its offering of FundNotes are recorded as a deferred charge which are being amortized over the 30 year life of the FundNotes and included with "FundNotes interest expense and amortization of offering costs" on the Statement of Operations.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the six months ended June 30, 2006, nor during the fiscal year ended December 31, 2005.

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding short-term investments) during the six months ended June 30, 2006, aggregated $52,550,318 and $49,785,483, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2006, the cost of investments was $391,807,120.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2006, were as follows:

-----------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                          $63,223,722
  Depreciation                                                           (9,622,059)
-----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               $53,601,663
-----------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2005, the Fund's last tax year end, were as follows:

-----------------------------------------------------------------------------------
Undistributed net ordinary income *                                        $255,108
Undistributed net long-term capital gains                                        --
-----------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $12,615,936
Distributions from net long-term capital gains                        12,174,921
--------------------------------------------------------------------------------

 *Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund elected to defer net realized losses from investments incurred from November 1, 2005 through December 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses of $145,729 were treated as having arisen on the first day of the current tax year.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .7000%
For the next $500 million                                                               .6750
For the next $500 million                                                               .6500
For the next $500 million                                                               .6250
For Managed Assets over $2 billion                                                      .6000
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2006, the complex level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                                COMPLEX-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $55 billion                                                               .2000%
For the next $1 billion                                                                 .1800
For the next $1 billion                                                                 .1600
For the next $3 billion                                                                 .1425
For the next $3 billion                                                                 .1325
For the next $3 billion                                                                 .1250
For the next $5 billion                                                                 .1200
For the next $5 billion                                                                 .1175
For the next $15 billion                                                                .1150
For Managed Assets over $91 billion (2)                                                 .1400
---------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ") and Symphony Asset Management, LLC ("Symphony"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
JANUARY 31,                              JANUARY 31,
-----------------------------------------------------------------------------------
2004 *                            .32%   2009                                   .32%
2005                              .32    2010                                   .24
2006                              .32    2011                                   .16
2007                              .32    2012                                   .08
2008                              .32
-----------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2006, the Fund had unfunded senior loan commitments of $1,153,821.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2006, there were no such outstanding participation commitments.

8. NEW ACCOUNTING PRONOUNCEMENT
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

9. SUBSEQUENT EVENTS
Distributions to Common Shareholders
The Fund declared a distribution of $.1300 per Common share which was paid on August 1, 2006, to shareholders of record on July 15, 2006.

Additional Borrowings
On August 2, 2006, the Fund entered into a $33 million revolving credit agreement with Citibank, N.A. As of August 3, 2006, the Fund had borrowed the full $33 million allowed under the revolving credit agreement.

Financial
       HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                                          Investment Operations
                                    -----------------------------------------------------------------
                                                               Distributions
                                                                    from Net   Distributions
                        Beginning                                 Investment    from Capital
                           Common                        Net       Income to        Gains to
                            Share          Net     Realized/   FundPreferred   FundPreferred
                        Net Asset   Investment    Unrealized          Share-          Share-
                            Value    Income(a)   Gain (Loss)        holders+        holders+    Total
-----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006(b)                 $   22.33   $      .44   $      1.40   $        (.07)* $          --   $ 1.77
2005                        21.54          .83          1.76            (.05)           (.05)    2.49
2004(c)                     19.10          .67          2.69            (.03)             --     3.33
-----------------------------------------------------------------------------------------------------

                             Less Distributions
                       ------------------------------

                              Net                            Offering
                       Investment    Capital                Costs and      Ending
                        Income to   Gains to            FundPreferred      Common
                           Common     Common                    Share       Share    Ending
                           Share-     Share-             Underwriting   Net Asset    Market
                          holders    holders    Total       Discounts       Value     Value
---------------------  --------------------------------------------------------------------
Year Ended 12/31:
2006(b)                $     (.75)*  $   --    $ (.75)  $          --   $   23.35   $ 22.69
2005                         (.78)     (.91)    (1.69)           (.01)      22.33     21.37
2004(c)                      (.67)     (.10)     (.77)           (.12)      21.54     19.35
---------------------

                                               FundNotes at End of Period                  FundPreferred Shares at End of Period
                                    -------------------------------------------------     ---------------------------------------
                                      Aggregate     Average Market              Asset        Aggregate   Liquidation
                                         Amount          Value Per       Coverage Per           Amount    and Market        Asset
                                    Outstanding         $25,000 of          $1,000 of      Outstanding         Value     Coverage
                                          (000)   Principal Amount   Principal Amount            (000)     Per Share    Per Share
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006(b)                             $    78,000   $         25,000   $          5,725     $    45,000    $   25,000    $ 204,732
2005                                     78,000             25,000              5,544          45,000        25,000      196,918
2004(c)                                  78,000             25,000              5,403          45,000        25,000      190,805
---------------------------------------------------------------------------------------------------------------------------------

* Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2006.
**   Annualized.
*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**** After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares and FundNotes.
     - Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes as follows:

        Ratio of FundNotes Interest Expense and
        Amortization of FundNotes Offering Costs
          to Average Net Assets Applicable to
                     Common Shares
        ----------------------------------------
        2006(b)                             1.08%**
        2005                                 .80%
        2004(c)                              .37**

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)   For the six months ended June 30, 2006.
(c) For the period January 27, 2004 (commencement of operations) through December 31, 2004.

                                                           Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------------
        Total Returns                     Before Credit/Reimbursement    After Credit/Reimbursement****
     -------------------                  ----------------------------   ------------------------------
                                                          Ratio of Net                     Ratio of Net
                   Based                     Ratio of       Investment       Ratio of        Investment
                      on                     Expenses        Income to       Expenses         Income to
                  Common     Ending Net    to Average          Average     to Average           Average
        Based      Share         Assets    Net Assets       Net Assets     Net Assets        Net Assets
           on        Net     Applicable    Applicable       Applicable     Applicable        Applicable   Portfolio
       Market      Asset      to Common     to Common        to Common      to Common         to Common    Turnover
     Value***   Value***   Shares (000)      Shares++         Shares++       Shares++          Shares++        Rate
-------------------------------------------------------------------------------------------------------------------
          9.82%     7.98%  $    323,517         2.51%**          3.38%**       2.06%**           3.83%**        12%
         20.00     11.93        309,452         2.26             3.36          1.81              3.81           26
           .91     17.18        298,449         1.80**           3.30**        1.37**            3.73**         16
-------------------------------------------------------------------------------------------------------------------


---
---

ANNUAL INVESTMENT
MANAGEMENT AGREEMENT
APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Fund and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between the Fund and NAM and the Sub-Advisory Agreements between NAM and Symphony and NWQ, respectively (each, a "Sub-Adviser"). NAM and the Sub-Advisers are each a "Fund Adviser."

THE APPROVAL PROCESS
During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with a Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

    - the nature, extent and quality of services provided by the Fund Adviser;

    - the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

    - the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);

    - the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

    - the expenses of the Fund Adviser in providing the various services;

    - the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the Fund (as applicable);

    - the advisory fees the Fund Adviser assesses to other types of investment products or clients;

    - the soft dollar practices of the Fund Adviser, if any; and

    - from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreements) with the respective Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In reviewing the Fund Advisers, the Trustees considered the nature, extent and quality of the respective Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen has taken for its fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. With respect to each Sub-Adviser, the Trustees also received and reviewed an evaluation of the Sub-Adviser from NAM. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, the Fund's investment objectives and performance (as applicable). The Trustees noted that NAM recommended the renewal of the Sub-Advisory Agreements and considered the basis for such recommendation and any qualifications in connection therewith. Given the Trustees' experience with the Fund (including any other Nuveen funds advised by a Fund Adviser) and each Fund Adviser, the Trustees recognized and considered the quality of their investment processes in making portfolio management decisions as well as any refinements or improvements thereto. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as any additional refinements and improvements adopted to the portfolio management processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to each Sub-Adviser, the independent Trustees noted that the respective Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

With respect to NAM, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Fund operates in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Fund (including a new reporting system for quarterly portfolio holdings). In addition to the above, because the Fund utilizes Sub-Advisers, the Trustees also considered NAM's ability and procedures to monitor each Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the enhancements in the investment oversight process, including increased site visits and departments participating in investment oversight.

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to Funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
The Board considered the investment performance for the Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for the Fund still may not adequately reflect the Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of the Fund's performance with that of the Performance Peer Group (such as, the Nuveen Diversified Dividend and Income Fund, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Tax-Advantaged Floating Rate Fund, and the Nuveen Real Estate Income Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses of the Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and the Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group may not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of

ANNUAL INVESTMENT
MANAGEMENT AGREEMENT APPROVAL PROCESS (continued)

   comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that the Fund's net total expense ratio was within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Fund. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Fund is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end funds, the Trustees believe such facts justify the different levels of fees.

   In considering the advisory fees of a Sub-Adviser, the Trustees also considered the pricing schedule that the Sub-Adviser charges for similar investment management services for other sponsors or clients. With respect to Symphony, the Trustees reviewed the generally higher fees for hedge funds and accounts it manages, which include performance fees.

   3. PROFITABILITY OF FUND ADVISERS
   In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the Fund's assets grow. In addition to advisory fee breakpoints as assets in the Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients.

The Trustees also considered the soft dollar arrangements, if any, of the Sub-Advisers. With respect to NWQ, the Trustees noted that such Sub-Adviser has engaged in soft dollar arrangements. The Trustees recognize NWQ benefits from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. At the May Meeting and in prior meetings, the Trustees have received and reviewed materials concerning NWQ's soft dollar arrangements, including the type of research received. NWQ has agreed to limit the type of research received with the use of soft dollars to that with intellectual content. The Trustees note that this Sub-Adviser's profitability may be lower if it was required to pay for this research with hard dollars. With respect to Symphony, such Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund, and that the renewal of the respective Investment Management Agreement and Sub-Advisory Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market, however, if shares begin trading at or above net asset value during the purchase period, the Fund will issue new shares at the greater of the net asset value of 95% of the then current market price. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                     Notes

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

(back cover photo)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

                                                                     ESA-C-0606D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)*   /s/ Jessica R. Droeger
                            ---------------------------------------
                            Jessica R. Droeger
                            Vice President and Secretary

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 8, 2006

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 8, 2006

* Print the name and title of each signing officer under his or her signature.